UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 17, 2005
(Date of earliest event reported)



              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-120966                 13-3320910
          --------                   ----------                 ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


   11 MADISON AVENUE, NEW YORK, NEW YORK                           10010
   -------------------------------------                           -----
   (Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 325-2000
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  OTHER EVENTS.
            -------------

            On March 30, 2005, the Registrant will cause the issuance and sale of approximately $480,000,000 initial principal amount of Credit Suisse First Boston Mortgage Securities Corp., Home Equity Mortgage Trust 2005-2 Home Equity Pass-Through Certificates, Series 2005-2, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2005, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as a servicer, IndyMac Bank, F.S.B., as a servicer and JPMorgan Chase Bank, N.A., as Trustee.

            In connection with the sale of the Certificates by Credit Suisse First Boston LLC (the "Underwriter"), the Registrant has been advised that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-120966, which Collateral Term Sheets are being filed manually as exhibits to this report.

            The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by any other information subsequently filed with the Securities and Exchange Commission.

            The Collateral Term Sheets consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

            The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.


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Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

            (a)     FINANCIAL STATEMENTS.
                    ---------------------

                        Not applicable.

            (b)     PRO FORMA FINANCIAL INFORMATION.
                    --------------------------------

                        Not applicable.

            (c)     EXHIBITS
                    --------

     EXHIBIT NO.     ITEM 601(A) OF                                 DESCRIPTION
     -----------     REGULATION S-K                                 -----------
                     EXHIBIT NO.
                     ---------------
          1               99              Collateral Term Sheets--Collateral
                                          Term Sheets (as defined in Item 5)
                                          that have been provided by the
                                          Underwriter to certain prospective
                                          purchasers of Home Equity Pass-Through
                                          Certificates, Series 2005-2 (filed in
                                          paper pursuant to the automatic SEC
                                          exemption pursuant to Release 33-7427,
                                          August 7, 1997)


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CREDIT SUISSE FIRST BOSTON
                                              MORTGAGE SECURITIES CORP.


                                              By: /s/ Kevin Steele
                                              ----------------------------------
                                              Name:   Kevin Steele
                                              Title:  Vice President


Dated: March 17, 2005


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                                  EXHIBIT INDEX


EXHIBIT NUMBER    Item 601(a) of      DESCRIPTION               SEQUENTIALLY
--------------    Regulation S-K      -----------               NUMBERED PAGE
                  EXHIBIT NO.                                   -------------
                  --------------
       1               99         Collateral Term Sheets        Filed Manually